SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2003

Cortelco Systems Puerto Rico, Inc.
(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	000-49626 (Commission File Number)	66-0567491 (IRS Employer Identification Number)

Road 156 km. 58.2 Valle Tolima, Caguas (Address of principal executive offices)	00725 (Zip Code)

Registrant’s telephone number, including area code: (787) 758-0000

N/A
(Former name or former address, if changed since last report)

Item 4.     Changes in Registrant’s Certifying Accountant

     On June 30, 2003, upon the recommendation of the Audit Committee of the Board of Directors of Cortelco Systems Puerto Rico, Inc. (the “Company”), the Board of Directors decided to no longer engage Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor, and engaged Horwath Velez & Co.PSC (“Horwath”) to serve as the Company’s independent auditor for the fiscal year ending July 31, 2003.

     Deloitte’s reports on the Company’s financial statements for each of the fiscal years ended July 31, 2001 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, but included uncertainty paragraphs as to the Company’s ability to continue as a going concern. In addition, Deloitte’s report of the Company’s financial statements for the year ended July 31, 2002 also included an explanatory paragraph as to the spin-off of the Company from eOn effective July 31, 2002. The Company’s financial statements for 2001 and 2002 were included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2002.

     During the Company’s fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through June 30, 2003, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s financial statements for such fiscal years.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended July 31, 2002 and 2001, or the subsequent interim period through June 30, 2003.

     The Company has provided Deloitte with a copy of the foregoing disclosures. A copy of Deloitte’s letter to the Securities and Exchange Commission dated July 2, 2003, is filed as Exhibit 16.1 to this report.

     During the Company’s fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through June 30, 2003, the Company did not consult Horwath regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter from Deloitte and Touche LLP to the Securities and Exchange Commission dated July 2, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on July 2nd, 2003.

CORTELCO SYSTEMS PUERTO RICO, INC

By:	/s/ Sergio Moren Sergio Moren President and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated